EXHIBIT 10.7

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (the "AGREEMENT") is made as of this ___ day of ____________ 2005, by and between Century Pacific Financial Corporation, a Delaware corporation (the "COMPANY"), and the investor identified on the signature page to this Agreement (the "INVESTOR").

                              W I T N E S S E T H:

         WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell to the Investor the aggregate number of shares (the "SHARES") of the Company's Series A Convertible Preferred Stock, $0.001 par value per share (the "PREFERRED STOCK"), set forth on the signature page of this Agreement, upon the terms and conditions and subject to the provisions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF THE SHARES AND WARRANTS. Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell to the Investor the Shares, in the manner set forth in SECTION 2 hereof, at the purchase price equal to $13.5135 per Share (the "PURCHASE Price"). Concurrent with the issuance of the Shares to the Investor at the Closing, the Company will issue a warrant to purchase shares of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK") in substantially the form attached hereto as EXHIBIT A to the Investor (the "WARRANTS"). The Warrants will have an exercise price of $0.216 per share, subject to adjustments, and will authorize the purchase of 40 shares of Common Stock for each one Share of Preferred Stock being purchased by the Investor pursuant to this Agreement at the Closing.

         2. TERMS OF PURCHASE AND SALE OF THE SHARES. The closing of the transactions contemplated hereby (the "CLOSING") shall take place on or before the fifth full business day after the Notice Date (as such term is defined in the Placement Agent Agreement dated as of November [__], 2005 (the "PLACEMENT AGENT AGREEMENT"), between the Company, as assignee of Versatile Entertainment, Inc., and Sanders Morris Harris Inc. (the "PLACEMENT AGENT")), at the offices of the Placement Agent, or at such other time and place as the Company and the Placement Agent may agree upon. Contemporaneously with the delivery of this Agreement, the Investor shall deliver to Sterling Bank (the "ESCROW AGENT") the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company. At the Closing, the Escrow Agent shall deliver to the Company the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Escrow Agent by the Company. As soon as reasonably practicable following Closing, the Company shall deliver to the Investor a certificate representing the Shares and the duly executed Warrants, each registered in the name of the Investor. Notwithstanding the foregoing, the obligations of the Company and the Investor hereunder are subject to the Company's receipt of aggregate subscriptions for a minimum of $4,500,000 in aggregate proceeds for shares of Preferred Stock on or prior to November 21, 2005 (or such earlier closing date as may be agreed by the Company and the Placement Agent), which date may be extended by the Company and the Placement Agent pursuant to the terms of the Placement Agent Agreement.


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         3.       REPRESENTATIONS  AND  WARRANTIES  OF THE COMPANY.  In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor the following:

                  (a) AUTHORITY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite right, power, and authority to execute, deliver and perform this Agreement other than, with respect to the issuance of the shares of Common Stock issuable upon conversion of the Shares (the "CONVERSION SHARES"), the approval by the Company's stockholders and the filing of an amendment to the Company's Certificate of Incorporation, which shall be in the form attached hereto as Exhibit C and which will be completed after the Closing, to effect a 9.25-to-1 reverse stock split of the Common Stock so that the Company has a sufficient number of authorized and unissued shares of Common Stock so as to permit the conversion of all outstanding shares of the Preferred Stock (the "REVERSE SPLIT").

                  (b) SUBSIDIARIES. The Company has no direct or indirect subsidiaries other than Versatile Entertainment, Inc. ("VERSATILE") and Bella Rose, LLC ("BELLA") (the "SUBSIDIARIES"). Except as disclosed in SCHEDULE 3(b), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (c) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (d) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Company do not and will not violate or conflict with any provision of the Company's Certificate of Incorporation or Bylaws and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

                  (e) CAPITALIZATION. The authorized capital stock of the Company consists of: (i) 150,000,000 shares of Common Stock, and (ii) 10,000,000 shares of preferred stock, of which 3,500,000 have been designated as Series A Convertible Preferred Stock. Immediately prior to the Closing, the Company has 13,775,021 shares of Common Stock issued and outstanding and 2,460,106.34 shares of Preferred Stock issued and outstanding. Except as set forth on SCHEDULE 3(e), as of immediately prior to the Closing, the Company has no outstanding options or warrants to purchase shares of Common Stock. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the Shares will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy


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of the  representations  and warranties of the Investor and all other purchasers of shares of Preferred Stock in the offering contemplated by the Placement Agent Agreement, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any applicable state securities laws (the "STATE ACTS"). Subject to the approval of the Reverse Split and filing of an amendment to the Company's Certificate of Incorporation in connection therewith (to be filed by the Company following Stockholder Approval and mailing of the Information Statement as described in SECTION 7, each of which will occur after the Closing), (i) the Conversion Shares have been duly authorized, and upon issuance of the Conversion Shares upon proper conversion of the Shares following the Reverse Split, in accordance with the terms thereof, the Conversion Shares will be validly issued, fully paid, and non-assessable, and (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT Shares") have been duly authorized, and upon issuance of the Warrant Shares in accordance with the terms of the Warrants, the Warrants Shares will be validly issued, fully paid, and non-assessable.

                  (f) EXCHANGE ACT FILING. During the twelve (12) calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as "EXCHANGE ACT DOCUMENTS." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) FINANCIAL STATEMENTS. The audited financial statements, together with the related notes of Versatile at December 31, 2004 and December 31, 2003, and for the years then ended, and the unaudited combined financial statements of Versatile and Bella at September 30, 2005, and for the nine months then ended, copies of which have been provided to the Investor (collectively, the "FINANCIAL STATEMENTS"), respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of Versatile and Bella at the respective dates therein specified and its results of operations and cash flows for the periods then ended (provided that the unaudited financial statements are subject to normal year-end audit adjustments and lack footnotes and other presentation items). Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

                  (h) NO MATERIAL LIABILITIES. Except for liabilities or obligations not individually in excess of $1,000,000, and as set forth on
SCHEDULE 3(h), since September 30, 2005, the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on their respective balance sheets as of September 30, 2005, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries considered as a whole (a "MATERIAL ADVERSE EFFECT") or any


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change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

                  (i) NO DISPUTES AGAINST COMPANY. Except as disclosed in the Exchange Act Documents or set forth set forth on SCHEDULE 3(i), there is no material pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

                  (j) APPROVALS. Other than (A) the approval of the Reverse Split and filing of an amendment to the Company's Certificate of Incorporation in connection therewith (to be filed by the Company following Stockholder Approval and mailing of the Information Statement as described in SECTION 7) and
(B) the filing of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock, which the Company undertakes to file with the Delaware Secretary of State prior to the Closing,
(i) the execution, delivery, and performance by the Company of this Agreement and the Registration Rights Agreement (as hereinafter defined), (ii) the offer and sale of the Shares and Warrants, and (iii) the issuance of the Conversion Shares upon due conversion of the Shares and Warrant Shares upon due exercise of the Warrants require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

                  (k) COMPLIANCE. Except as set forth on SCHEDULE 3(k), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator, or governmental body, or (iii) is or has been in violation of any statute, rule, or regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

                  (l) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Exchange Act Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be


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expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL
PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the Exchange Act Documents, to the knowledge of the Company, all such
Intellectual   Property   Rights  are  enforceable  and  there  is  no  existing
infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

                  (m) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the Exchange Act Documents or as set forth on SCHEDULE 3(m), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

                  (n) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-QSB for the Company's most recently ended fiscal quarter (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (o) SOLVENCY. Based on the financial condition of the Company and the Subsidiaries (on a consolidated basis) as of the Closing Date (and assuming that the Closing shall have occurred), (i) the fair saleable value of its consolidated assets exceeds the amount that will be required to be paid on or in respect of its consolidated existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the consolidated assets do not


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constitute  unreasonably  small  capital to carry on the business of the Company and the Subsidiaries for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company and the Subsidiaries, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company and the Subsidiaries, together with the proceeds the Company and the Subsidiaries would receive, were it to liquidate all of their assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its consolidated debt when such amounts are required to be paid. The Company and the Subsidiaries do not intend to incur debts beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of such debt).

                  (p) CERTAIN FEES. Except as may be due to the Placement Agent from the Company and/or the Subsidiaries, no brokerage or finder's fees or commissions are or will be payable by the Company or the Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any Placement Agent fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (q) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investor's representations and warranties set forth in SECTION 4, no registration under the Securities Act is required for the offer and sale of the Shares and Warrants by the Company to the Investor hereunder.

                  (r) LISTING AND MAINTENANCE REQUIREMENTS. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the maintenance requirements for continued quotation of the Common Stock on the NASD's OTC Bulletin Board.

                  (s) INVESTMENT COMPANY. The Company is not, and is not an "affiliate" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (t) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement on terms that differ from those set forth in this Agreement and the Registration Rights Agreement.

                  (u) DISCLOSURE. Except as set forth in the Schedules to this Agreement, the Company confirms that neither it nor any person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes would constitute material, non-public information following the announcement of the Closing. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor


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regarding  the  Company  and  the   Subsidiaries,   their   businesses  and  the
transactions contemplated hereby, furnished by or on behalf of the Company and the Subsidiaries (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

                  (a) AUTHORITY. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

                  (b) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

                  (d) KNOWLEDGE OF INVESTMENT AND ITS RISKS. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Shares and Warrants. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

                  (e) INVESTMENT INTENT. The Investor hereby represents and warrants that (i) the Shares and Warrants are being acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares or Warrants, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares or Warrants within the meaning of the Securities Act, (ii) the Shares and Warrants are being acquired in the ordinary course of the Investor's business, and (iii) the Investor does not have any contracts, understandings,


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


agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares or Warrants. The Investor is not purchasing the Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Shares or Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) INVESTOR STATUS. The Investor is an "accredited investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor's Questionnaire, a copy of which is attached hereto as EXHIBIT B, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act.

                  (g) DISCLOSURE. The Investor has reviewed information provided by the Company in connection with the decision to purchase the
Shares and Warrants, consisting of the Company's publicly available filings with the SEC, the Financial Statements and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Shares and Warrants. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor's right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company's representations and warranties contained herein.

                  (h) NO REGISTRATION. The Investor understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Shares and Warrants has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares, the Warrants, the Conversion Shares and the Warrant Shares (collectively, the "SECURITIES") must be held by he, she or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement between the Company and the Investor, the Company is under no obligation to register any of the Securities on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

                  (i) TRANSFER RESTRICTIONS. The Investor will not transfer any of the Securities unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the Securities will bear appropriate legends indicating such transfer restrictions placed upon the Securities, (ii) the Company shall have no obligation to honor transfers of any of the Securities in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

                  (j)      PRINCIPAL   ADDRESS.    The   Investor's    principal
residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

         5. INDEPENDENT NATURE OF INVESTOR'S OBLIGATIONS AND RIGHTS. The obligations of the Investor under this Agreement, the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "TRANSACTION DOCUMENTS") are several and not joint with the obligations of any other purchaser of Shares and Warrants, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Shares and Warrants under any Transaction Document. The decision of the Investor to purchase Shares and Warrants pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Shares and Warrants. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Shares and Warrants pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares and Warrants are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of Shares and Warrants has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Shares and Warrants will be acting as agent of the Investor in connection with monitoring its investment in the Shares and Warrants or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Shares and Warrants to be joined as an additional party in any proceeding for such purpose.

         6. PROSPECTUS DELIVERY REQUIREMENT. The Investor hereby covenants with the Company not to make any sale of the Securities without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Securities in a transaction not subject to the prospectus delivery requirement).

         7.       REVERSE STOCK SPLIT; STOCKHOLDER APPROVAL.

                  (a) As soon as practicable following the Closing, the Company agrees that it shall prepare and file with the SEC a preliminary information statement (as amended and supplemented, the "INFORMATION STATEMENT") in connection with the stockholder approval by written consent in lieu of a meeting ("STOCKHOLDER APPROVAL") of the Reverse Split. The Company shall use its reasonable efforts to respond to written comments of the SEC and its staff, and, to the extent permitted by law, to cause the Information Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC staff. The Investor shall cooperate with the Company is preparation of the Information Statement or any amendment or supplement thereto and shall furnish the Company with all information required to be included therein with respect to the Investor, this subscription, and this offering.

                  (b) Without limiting the generality of the foregoing, the Investor shall correct as promptly as practicable any information provided by it to be used specifically in the Information

Statement, if required by applicable law, that shall have become false or misleading in any material respect. The Company shall take all reasonable steps necessary to file with the SEC and have declared effective or cleared by the SEC any amendment or supplement to the Information Statement so as to correct the same and cause the Information Statement as so corrected to be disseminated to the stockholders of the Company, in each case to the extent required by applicable law.

                  (c) As a condition to Closing the beneficial owners of at least a majority of the issued and outstanding shares of Common Stock and Preferred Stock of the Company shall have entered into a Voting Agreement pursuant to which such owners agree to vote such shares in favor of the proposal set forth in paragraph (a) above.

                  (d) The Company shall take all necessary steps to enact and effect the Reverse Split as soon as practicable following the Closing, pursuant to which each 9.25 shares of Common Stock will be combined into one share of Common Stock so that the total number of shares of Common Stock issued and outstanding immediately after the Reverse Split (not including shares of Common Stock issuable upon conversion of the Preferred Stock) shall equal approximately 1,489,192.

         8.       EXCHANGE AGREEMENT AND RELATED MATTERS.

         (a) EXCHANGE. As a condition to Closing, the Company shall have completed the acquisition of all the outstanding equity interests of Versatile and Bella in exchange for issuance of capital stock of the Company to the Versatile stockholders and Bella members (the "EXCHANGE") pursuant to the terms of that certain Exchange Agreement dated October 28, 2005 by and among the Company, Bella, each member of Bella, Versatile and each stockholder of Versatile ("EXCHANGE AGREEMENT"). A copy of the Exchange Agreement has been made available to the Investor.

         (b) APPROVALS. As a condition to Closing, the board of directors of the Company, as constituted the Company immediately following the closing of the Exchange, shall have approved the terms and conditions of the sale of Securities to Investors as contemplated under this Agreement and shall have accepted this Agreement on behalf of the Company.

         (c) COVENANT NOT TO SUE. From and after the Closing, the Investor agrees, on behalf of itself and its officers, directors, shareholders and affiliates, that none of the Investor or its officers, directors, shareholders and affiliates will assert, or assist in the assertion of, any claim or action before any federal, state, local or foreign judicial, arbitration, administrative, executive or other type of body or tribunal against the officers, directors and advisors of the Company in such positions prior to the Exchange and each of their respective affiliates, subsidiaries, partners, successors and assigns and all of their respective employees, officers, directors, agents and representatives (collectively, "COMPANY PERSONS") that is based in whole or in part on their actions as an officer, director or advisor of the Company or by reason of their conduct in respect of the business of the Company, unless such claim or action is based on the gross negligence or commission of fraud. The grants of immunity set forth in this Section: (i) are irrevocable and (ii) shall survive indefinitely, and (iii) are binding on all successors and assigns of the Investor.

                  (d) RELEASE. The Investor hereby agrees to unconditionally and irrevocably release, exonerate, acquit and discharge the Company Persons, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, executions, claims, demands, counterclaims, rights to damages and liabilities (collectively, "CLAIMS"), that the Investor ever had, now has, or hereafter might, can or shall have against the Company Persons under statute, common law or otherwise, for or by reason of any matter, cause or thing whatsoever from the beginning of the world to, and including, the date of the consummation of the Exchange, other than Claims that are for gross negligence or the commission of fraud as an officer, director or advisor in their conduct of the business of the Company.

                  (e) THIRD PARTY BENEFICIARIES. The Company Persons are third-party beneficiaries with respect to this SECTION 9 and may enforce the foregoing provisions as if they were a signatory hereto.

         9. INDEMNIFICATION OF INVESTOR. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         10. NON-PUBLIC INFORMATION. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         11. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares and Warrants.

         12. ENTIRE AGREEMENT; NO ORAL MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

         13. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         15. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of Delaware, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, Harris County, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

         16. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

         17. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 145 East 36th Street, Los Angeles, California, , Attention: CEO, telephone number: (323) 232-2700. fax number: (323) 232-2722.

         18.      HEADINGS.   The  section  headings  herein  are  included  for
convenience only and are not to be deemed a part of this Agreement.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        CENTURY PACIFIC FINANCIAL CORPORATION,
                                        a Delaware corporation


                                        By:
                                              ----------------------------------
                                        Name: Daniel Guez
                                        Its:  Chief Executive Officer









                        [INVESTOR SIGNATURE PAGE FOLLOWS]

                                        INVESTOR

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        ----------------------------------------
                                                 Print Name and Title

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Principal Residence or Executive Office

                                        ----------------------------------------
                                              IRS Tax Identification No.

                                        ----------------------------------------
                                                  Telephone Number

                                        ----------------------------------------
                                                     Fax Number

                                        ----------------------------------------
                                                   E-mail Address





Subscription Amount = $
                       ---------------------------------------------------------

Shares of Preferred Stock
(Subscription Amount / $13.5135) =
                                   ---------------------------------------------

Shares of Common Stock underlying Preferred Stock (after giving effect to the Reverse Split) (Subscription Amount / $1.25) =
                                                --------------------------------

Shares of Common Stock underlying Warrants (after giving effect to the Reverse Split) (40% x Shares of Common Stock underlying Preferred Stock) =
                                                                  --------------





               [INVESTOR SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

                                    EXHIBIT A

                          COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT B

                             INVESTOR QUESTIONNAIRE

                                    EXHIBIT C

                    AMENDMENT TO CERTIFICATE OF INCORPORATION